UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2006

Citibank (South Dakota), National Association
on behalf of
Citibank Credit Card Master Trust I
(Issuing Entity in respect of the Collateral Certificate)
and
Citibank Credit Card Issuance Trust
(Issuing Entity in respect of the Notes)

(Exact name of registrant as specified in charter)

United States of America                                                                       46-0358360

(State or other jurisdiction of incorporation)                                                                   (I.R.S. Employer Identification No.)

333-131355

(Commission File Number)

701 East 60th Street, North
Sioux Falls, South Dakota  57117

   (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (605) 331-2626
(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On April 27, 2006, Citibank (South Dakota), National Association ("Citibank (South Dakota)"), as Seller and Servicer, Citibank (Nevada), National Association ("Citibank (Nevada)"), as Seller, and Deutsche Bank Trust Company Americas, as Trustee (the "Trustee") entered into Amendment No. 1 to the Series 2000 Supplement dated as of September 26, 2000, to the Amended and Restated Pooling and Servicing Agreement, dated as of October 5, 2001, among Citibank (South Dakota), Citibank (Nevada) and the Trustee.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

The following exhibit is filed herewith:

Exhibit 4 Amendment No. 1, dated as of April 27, 2006, to the Series 2000 Supplement dated as of September 26, 2000, to the Amended and Restated Pooling and Servicing Agreement, among Citibank (South Dakota), Citibank (Nevada) and the Trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION,
    as Depositor and Servicer of Citibank Credit Card Master Trust I and as Depositor and Managing Beneficiary of Citibank Credit Card Issuance Trust
(Registrant)

By:   /s/ Douglas C. Morrison
    Douglas C. Morrison
           Vice President

Dated: April 28, 2006